UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 11, 2024

Transcat, Inc.
(Exact name of registrant as specified in its charter)

Ohio	000-03905	16-0874418
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

35 Vantage Point Drive, Rochester, New York		14624
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	585-352-7777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value	TRNS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of shareholders (“Annual Meeting”) of Transcat, Inc. (the “Company”) held on September 11, 2024, the Company’s shareholders voted to approve an amendment to the Code of Regulations, as amended (the “Code of Regulations”), to declassify the Board of Directors (the “Board Declassification Amendment”).

Pursuant to the Board Declassification Amendment, Article II, Sections 2 and 3 of the Code of Regulations were amended and restated, effective September 11, 2024, to provide that the Board of Directors will cease to be classified and that all director nominees standing for election at or after the 2025 annual meeting will be elected to a one-year term.

A copy of the Code of Regulations, as amended by the Board Declassification Amendment, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on the matters described below.

Proposal 1.	The Company’s shareholders elected the following nominees as directors, each to serve for a three-year term expiring in 2027.
Director Nominee	Votes For	Authority Withheld	Broker Non-Votes
Craig D. Cairns	7,575,389	553,472	478,634
Oksana S. Dominach	7,540,835	588,026	478,634
Lee D. Rudow	7,582,067	546,794	478,634
Proposal 2.	The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers.
Votes For	Votes Against	Votes Abstained	Broker Non-Votes
7,850,677	252,100	26,084	478,634
Proposal 3.	The Company’s shareholders ratified the selection of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending March 29, 2025.
Votes For	Votes Against	Votes Abstained
8,587,248	18,461	1,786
Proposal 4.	The Company’s shareholders approved an amendment to the Code of Regulations to declassify the Board of Directors.
Votes For	Votes Against	Votes Abstained	Broker Non-Votes
8,110,872	8,089	9,900	478,634

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Code of Regulations, as amended through September 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCAT, INC.

Dated: September 13, 2024	By:	/s/ Thomas L. Barbato
Thomas L. Barbato
Senior Vice President of Finance and Chief Financial Officer